                JPMORGAN CHASE BANK SECURITIES LENDING AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

     THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the Securities Lending Agreement, dated December 22, 1998 as amended on October 1, 2002 ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at 2005 Market Street, Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

CURRENTLY LENDING:

DOMESTIC

                                                                                                       Approved
                                                                                                     ------------
Titan                                                                                                 Yes    No
-------------                                                                                        ------ -----
P50665                                          VIP LARGE CAP VALUE SERIES                            [X]
P50669                                          VIP BALANCED SERIES                                   [X]
P50670                                          VIP GROWTH OPPORTUNITIES SERIES                       [X]
P50671                                          DELAWARE DELCHESTER FUND                              [X]
P50672                                          VIP TREND SERIES                                      [X]
P50676                                          DELAWARE BALANCED FUND                                [X]
P50677                                          DELAWARE DEVON FUND                                   [X]
P50684                                          DELAWARE GROWTH OPPORTUNITIES FUND                    [X]
P50685                                          DELAWARE SMALL-CAP VALUE FUND                         [X]
P82406                                          DELAWARE TREND FUND                                   [X]
P82404                                          DELAWARE DECATUR EQUITY INCOME FUND                   [X]
P82405                                          DELAWARE GROWTH & INCOME FUND                         [X]
P50679                                          DELAWARE REIT FUND                                    [X]
P50673           (Subject to Restriction 1)     VIP SMALL CAP VALUE SERIES                            [X]
P50683                                          DELAWARE INVESTMENTS DIVIDEND AND INCOME, INC.        [X]

N/A                                             OPTIMUM FIXED INCOME FUND                             [X]
N/A                                             OPTIMUM INTERNATIONAL FUND                            [X]
N/A                                             OPTIMUM LARGE CAP GROWTH FUND                         [X]
N/A                                             OPTIMUM LARGE CAP VALUE FUND                          [X]
N/A                                             OPTIMUM SMALL CAP GROWTH FUND                         [X]
N/A                                             OPTIMUM SMALL CAP VALUE FUND                          [X]

INTERNATIONAL

                                                                                                       Approved
                                                                                                     ------------
Titan                                    GTI                                                          Yes    No
-------------                            ----                                                        ------ -----
P81294                                   7689   VIP INTERNATIONAL EQUITY SERIES                       [X]
P81295                                   7690   DPT INTERNATIONAL EQUITY PORTFOLIO                    [X]
P81296                                   7691   DPTGLOBAL FIXED INCOME PORTFOLIO                      [X]
P81297                                   7692   DPT LABOR SELECT INT'L EQUITY PORTFOLIO               [X]
P81298                                   7693   DELAWARE  INTERNATIONAL VALUE EQUITY FUND             [X]

                                                                                                       Approved
                                                                                                     ------------
Titan                                    GTI                                                          Yes    No
-------------                            ----                                                        ------ -----
P81776           (Subject to             9849   DPT EMERGING MARKETS PORTFOLIO                        [X]
                  Restriction 2)
P82424                                   13852  DELAWARE GLOBAL DIVIDEND AND INCOME FUND, INC.        [X]

AGREED AND ACCEPTED:

CUSTOMER                                     JPMORGAN CHASE BANK

BY:    Michael P. Bishof                     BY:    Christopher Martin
       -----------------------------------          ----------------------------
Name:  Michael P. Bishof                     Name:  Christopher Martin
Title: Senior Vice President/Treasurer       Title: Vice President
Date:  July 17, 2003                         Date:  ____________________________

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